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                           Strategic Partners Series
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                     Strategic Partners Focused Growth Fund

                 SUPPLEMENT TO PROSPECTUS DATED MARCH 27, 2000

How to Buy, Sell and Exchange Shares of the Fund

   The paragraph below the table under the heading 'Reducing or Waiving Class A's Initial Sales Charge--Increase the Amount of Your Investment' on p. 22 is amended to read in its entirety as follows:

To satisfy the purchase amounts above, you can:

- Invest with an eligible group of investors

- Buy Class A shares of two or more portfolios of Strategic Partners Series at the same time

- Use your Rights of Accumulation, which allow you to combine the current value of shares of Strategic Partners Series' portfolios that you already own and the value of money market shares you have received for shares of those portfolios in an exchange transaction with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note:
  you must notify the Transfer Agent if you qualify for Rights of Accumulation)

- Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other portfolios of Strategic Partners Series within 13 months.

The date of this Supplement is April 18, 2000.
MFSP500C1                                                              SPFGSUP1